THE ALGER INSTITUTIONAL FUNDS

Alger Mid Cap Growth Institutional Fund

Supplement Dated January 11, 2017 to the

Prospectus Dated March 1, 2016

As Revised October 14, 2016

As Supplemented to Date

The following replaces the last sentence in the second paragraph under the heading “Principal Investment Strategy” on pages 22 and 27 of the Prospectus:

“At December 31, 2016, the market capitalization of the companies in these indexes ranged from $394.9 million to $56.9 billion.”

The following replaces the chart under the heading “Management” on pages 24 and 25, and pages 29 and 30, of the Prospectus:

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio

Fred Alger Management, Inc.	Ankur Crawford, Ph.D. Senior Vice President, Senior Analyst and Portfolio Manager Since November 2010

Alex Goldman Senior Vice President, Senior Analyst and Portfolio Manager Since February 2013

Teresa McRoberts Senior Vice President, Senior Analyst and Portfolio Manager Since February 2015

Christopher R. Walsh, CFA Senior Vice President, Senior Analyst and Portfolio Manager Since February 2013

The following replaces the entry for Alger Mid Cap Growth Institutional Fund in the chart under the heading “Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Fund’s Portfolio” on page 48 of the Prospectus:

Alger Mid Cap Growth Institutional Fund	Portfolio Managers:	Since:

	Ankur Crawford, Ph.D. Alex Goldman Teresa McRoberts Christopher R. Walsh, CFA	November 2010 February 2013 Since February 2015 February 2013

In addition, the description regarding Michael Melnyk is deleted from the descriptions of portfolio managers on page 49 of the Prospectus.

S-MPIR 11117